EXHIBIT 13.1

Certification by the Chairman and Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of e-Future Information Technology Inc. (the “Company”) on Form 20-F for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam Yan, Chairman, Chief Executive Officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2005

By:	/s/ Adam Yan
Name:	Adam Yan
Title:	Chairman and Chief Executive Officer